SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                               September 25, 2000
                        (Date of earliest event reported)


                         ESCO TRANSPORTATION, CO.(exact name of registrant as
                            specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)

        0-2882                                           55-0257510
        ------                                           ----------
(Commission  File Number)                   (IRS Employer Identification Number)


4031  Eastpark  Dr.,  Houston,  Texas                            77028
------------------------------------------                       -----
(Address of principal executive offices)                       (Zip Code)


                                 (713) 644-0265
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM  3.  Bankruptcy.

(a) Effective September 25, 2000, the Registrant's filed for protection under Charter 11 in the Federal Bankruptcy Act in the United States Bankruptcy Court, Southern District of Texas in the following matter:
        00-38785-H5-11; In Re ESCO Transportation Co.

(b) No receiver has been appointed. Registrant's counsel is Richard L. Fuqua, II, Esq., 2777 Allen Parkway, Suite 480, Houston, Texas 77019 and his telephone number (713) 960-0277.

(c)     A plan of reorganization is anticipated to be filed in this matter.

(d) Upon the grant of an order confirming a plan of reorganizaion, the Registrant shall supply the information mandated by Item 3(b)(1),(2),
        (3),(4) and (5) of Form 8-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.


                                             ESCO  Transportation  Co.


Date:   September 29,  2000
                                             By: /s/ Edwis  L.  Selph
                                                 ----------------------------
                                                     Edwis  L.  Selph
                                                     Chairman  of  the  Board


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